FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 1998


Available Amount to Note Holders:                                                      6,482,115.95

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                 -
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                -
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                             558,442.27
          (b) Servicer Fees from current and prior Collection Period                      82,942.76
          (c) Servicing Charges inadvertantly deposited in Collection Account                  -
(iv)      Current and unpaid Back-up Servicing Fees                                        3,317.71
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                   21,308.04
          Adjustment to prior month premium amount                                             -
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees        291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                        -
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                         36,510.86
          Adjustment to prior month Class A-1 Note Interest                                    -
          Class A-2 Note Interest                                                        452,326.38
          Class A-3 Note Interest                                                        272,663.71
          Class A-4 Note Interest                                                        202,342.75
(ix)      Class B-1 Note Interest                                                         22,780.42
(x)       Letter of Credit Bank Fee and unpaid amounts                                     1,819.79
(xi)      Class B-2 Note Interest                                                         21,341.13
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                      4,489,529.56
          Class A-2 Principal Distribution Amount                                              -
          Class A-3 Principal Distribution Amount                                              -
          Class A-4 Principal Distribution Amount                                              -
(xiii)    Note Insure Reimbursement Amount                                                     -
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal   97,598.47
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal   97,598.47
(xvi)     Letter of Credit Reimbursement Amount                                                -
(xvii)    Class B-3 Note Interest                                                         23,160.92
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal   97,598.47
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)        -
(xx)      Letter of Credit Additional Reimbursement Amount                                     -
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                 -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED APRIL 1, 1998


(xxii)    Remaining Amount to Residual Holder                                                  -
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                 509.36
          Class A-2 additional Principal Distribution Amount                                   -
          Class A-3 additional Principal Distribution Amount                                   -
          Class A-4 additional Principal Distribution Amount                                   -
          Class B-1 additional Principal Distribution Amount                                  11.07
          Class B-2 additional Principal Distribution Amount                                  11.07
          Class B-3 additional Principal Distribution Amount                                  11.07


          Reviewed By:


          -------------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED APRIL 1, 1998





                         INITIAL         BEGINNING           BASE         ADDITIONAL        TOTAL           ENDING          ENDING
                        PRINCIPAL        PRINCIPAL         PRINCIPAL       PRINCIPAL      PRINCIPAL        PRINCIPAL     CERTIFICATE
      CLASS              BALANCE          BALANCE        DISTRIBUTION    DISTRIBUTION    DISTRIBUTION       BALANCE         FACTOR
    ---------        --------------    --------------   --------------   ------------   --------------   --------------  -----------
 Class A-1            32,998,000.00      7,396,373.81     4,489,529.56         509.36     4,490,038.92     2,906,334.89    0.0880761
 Class A-2            85,479,000.00     85,479,000.00             -              -                -       85,479,000.00    1.0000000
 Class A-3            51,527,000.00     51,527,000.00             -              -                -       51,527,000.00    1.0000000
 Class A-4            38,238,000.00     38,238,000.00             -              -                -       38,238,000.00    1.0000000
                     --------------    --------------   --------------    -----------   --------------   --------------  -----------
 Total Class A       208,242,000.00    182,640,373.81     4,489,529.56         509.36     4,490,038.92   178,150,334.89    0.8554967
 Class B-1             4,527,000.00      3,970,442.91        97,598.47          11.07        97,609.54     3,872,833.37    0.8554967
 Class B-2             4,527,000.00      3,970,442.91        97,598.47          11.07        97,609.54     3,872,833.37    0.8554967
 Class B-3             4,527,000.00      3,970,442.91        97,598.47          11.07        97,609.54     3,872,833.37    0.8554967
                     --------------    --------------    -------------    -----------   --------------   --------------
 Total               221,823,000.00    194,551,702.55     4,782,324.97         542.58     4,782,867.55   189,768,835.00

ADCPB at end of Collection Period                                                                        194,182,704.11
                                                                                                         --------------
Excess of ending ADCPB over ending note balance                                                            4,413,869.11
Floor                                                                                                      4,527,025.86
                                                                                                         --------------
Difference                                                                                                  (113,156.75)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 1998


AVAILABLE FUNDS

    Collection Account balance, as of March 31, 1998                                                   3,185,814.98
    Investment earnings on amounts in Collection Account                                                   9,049.42
    Payments due Collection Account from last 3 business days of Collection Period                     1,037,526.19
    Additional contribution for terminated trade-ups and rebooked leases                                 122,117.47
    Servicer Advance on current Determination Date                                                     2,127,607.89
                                                                                                     --------------
    Available Funds on Payment Date                                                                    6,482,115.95
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,482,115.95
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                         -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,482,115.95
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                                   558,442.27
    Unreimbursed Servicer Advances paid                                                                  558,442.27
                                                                                                     --------------
    Unreimbursed Servicer Advances remaining unpaid                                                           -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,923,673.68
SERVICER FEES
    Servicer Fees due                                                                                     82,942.76
    Servicer Fees paid                                                                                    82,942.76
                                                                                                     --------------
    Servicer Fees remaining unpaid                                                                            -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,840,730.92
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                                -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,840,730.92
BACK-UP SERVICER FEES
    Back-up Servicer Fees due                                                                              3,317.71
    Back-up Servicer Fees paid                                                                             3,317.71
                                                                                                     --------------
    Back-up Servicer Fees remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,837,413.21
PREMIUM AMOUNT
    Premium Amount due                                                                                    21,308.04
    Premium Amount paid                                                                                   21,308.04
                                                                                                     --------------
    Premium Amount remaining unpaid                                                                           -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,816,105.16
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                                291.67
    Indenture Trustee Fee paid                                                                               291.67
                                                                                                     --------------
    Indenture Trustee Fee remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,815,813.49
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
    Total Indenture Trustee Expenses due                                                                      -
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                    75,000.00
                                                                                                     --------------
    Total Indenture Trustee Expenses paid                                                                     -
                                                                                                     --------------
    Indenture Trustee Expenses unpaid                                                                         -
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 1998


REMAINING AVAILABLE FUNDS                                                                              5,815,813.49
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                               36,510.86
    Class A-2 Note Interest                                                                              452,326.38
    Class A-3 Note Interest                                                                              272,663.71
    Class A-4 Note Interest                                                                              202,342.75
                                                                                                     --------------
    Total Class A Interest due                                                                           963,843.70
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              4,851,969.80
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                           22,780.42
    Class B-1 Note Interest paid                                                                          22,780.42
                                                                                                     --------------
    Class B-1 Note Interest remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              4,829,189.38
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
    Letter of Credit Bank Fee due                                                                          1,819.79
    Letter of Credit Bank Fee paid                                                                         1,819.79
                                                                                                     --------------
    Letter of Credit Bank Fee remaining unpaid                                                                 -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              4,827,369.59
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                           21,341.13
    Class B-2 Note Interest paid                                                                          21,341.13
                                                                                                     --------------
    Class B-2 Note Interest remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              4,806,028.46
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                                     4,489,529.56
    Class A Note Principal Balance as of preceding Payment Date                                      182,640,373.81
                                                                                                     --------------
    Class A Base Principal Distribution Amount paid                                                    4,489,529.56
                                                                                                     --------------
    Class A Base Principal Distribution Amount remaining unpaid                                                -

    Class A-1 Note Principal Balance as of preceding Payment Date                                      7,396,373.81
    Class A-1 Base Principal Distribution Amount paid                                                  4,489,529.56
                                                                                                     --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                2,906,844.25
                                                                                                     --------------

    Remaining Class A Base Principal Distribution Amount                                                      -
                                                                                                     --------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                     85,479,000.00
    Class A-2 Base Principal Distribution Amount paid                                                         -
                                                                                                     --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                               85,479,000.00

    Remaining Class A Base Principal Distribution Amount                                                      -
                                                                                                     --------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                     51,527,000.00
    Class A-3 Base Principal Distribution Amount paid                                                         -
                                                                                                     --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                               51,527,000.00

    Remaining Class A Base Principal Distribution Amount                                                      -
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 1998


    Class A-4 Note Principal Balance as of preceding Payment Date                                     38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                                         -
                                                                                                     --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

REMAINING AVAILABLE FUNDS                                                                                316,498.90

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                                     -
    Note Insurer Reimbursement Amount paid                                                                    -
                                                                                                     --------------
    Note Insurer Reimbursement Amount remaining unpaid                                                        -
REMAINING AVAILABLE FUNDS                                                                                316,498.90

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                                      3,970,442.91
    Class B-1 Base Principal Distribution due                                                             97,598.47
    Class B-1 Base Principal Distribution paid                                                            97,598.47
                                                                                                     --------------
    Class B-1 Base Principal Distribution remaining unpaid                                                    -
    Class B-1 Note Principal Balance after distribution on Payment Date                                3,872,844.44

REMAINING AVAILABLE FUNDS                                                                                218,900.43

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                                      3,970,442.91
    Class B-2 Base Principal Distribution due                                                             97,598.47
    Class B-2 Base Principal Distribution paid                                                            97,598.47
                                                                                                     --------------
    Class B-2 Base Principal Distribution remaining unpaid                                                    -
    Class B-2 Note Principal Balance after distribution on Payment Date                                3,872,844.44

REMAINING AVAILABLE FUNDS                                                                                121,301.96

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                                 -
    Letter of Credit Reimbursement Amount paid                                                                -
                                                                                                     --------------
    Letter of Credit Reimbursement Amount remaining unpaid                                                    -
REMAINING AVAILABLE FUNDS                                                                                121,301.96
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                           23,160.92
    Class B-3 Note Interest paid                                                                          23,160.92
                                                                                                     --------------
    Class B-3 Note Interest remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                                 98,141.04

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                                      3,970,442.91
    Class B-3 Base Principal Distribution due                                                             97,598.47
    Class B-3 Base Principal Distribution paid                                                            97,598.47
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 1998


    Class B-3 Base Principal Distribution remaining unpaid                                                     -
    Class B-3 Note Principal Balance after distribution on Payment Date                                3,872,844.44

REMAINING AVAILABLE FUNDS                                                                                    542.58
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
    Indenture Trustee Expenses unpaid per above                                                                -
    Remaining Indenture Trustee Expenses paid                                                                  -
                                                                                                     --------------
    Remaining Indenture Trustee Expenses unpaid                                                                -
REMAINING AVAILABLE FUNDS                                                                                    542.58

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                                       -
    Additional Letter of Credit Reimbursement Amount paid                                                      -
                                                                                                     --------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                                          -
REMAINING AVAILABLE FUNDS                                                                                    542.58

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                                   -
    Other Amounts Due Servicer under Servicing Agreement paid                                                  -
                                                                                                     --------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                      -
REMAINING AVAILABLE FUNDS                                                                                    542.58

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                                   113,699.33

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                              -

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                                    542.58

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                542.58
    Adjusted Principal Distribution Sharing Ratio                                                             93.878%
                                                                                                     --------------
    Additional Principal Distribution to Class A                                                             509.36

    Class A Note Principal Balance after payment above                                               178,150,844.25
                                                                                                     --------------
    Class A additional Principal Distribution Amount paid                                                    509.36
                                                                                                     --------------
    Excess cash after payment of additional Class A Principal Distribution                                     -

    Class A-1 Note Principal Balance after payment above                                               2,906,844.25
    Class A-1 additional Principal Distribution Amount paid                                                  509.36
                                                                                                     --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                2,906,334.89
                                                                                                     --------------

    Remaining Class A additional Principal Distribution Amount                                                 -
                                                                                                     --------------

    Class A-2 Note Principal Balance after payment above                                              85,479,000.00
    Class A-2 additional Principal Distribution Amount paid                                                    -
                                                                                                     --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                               85,479,000.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 1998


    Remaining Class A additional Principal Distribution Amount                                                -
                                                                                                     --------------

    Class A-3 Note Principal Balance after payment above                                              51,527,000.00
    Class A-3 additional Principal Distribution Amount paid                                                   -
                                                                                                     --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                               51,527,000.00

    Remaining Class A additional Principal Distribution Amount                                                -
                                                                                                     --------------

    Class A-4 Note Principal Balance after payment above                                              38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                                   -
                                                                                                     --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                542.58
    Adjusted Principal Distribution Sharing Ratio                                                              2.041%
                                                                                                     --------------
    Additional Principal Distribution to Class B-1                                                            11.07

    Class B-1 Note Principal Balance after payment above                                               3,872,844.44
    Class B-1 additional Principal Distribution paid                                                          11.07
                                                                                                     --------------
    Class B-1 Note Principal Balance after distribution on Payment Date                                3,872,833.37

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                542.58
    Adjusted Principal Distribution Sharing Ratio                                                              2.041%
                                                                                                     --------------
    Additional Principal Distribution to Class B-2                                                            11.07

    Class B-2 Note Principal Balance after payment above                                               3,872,844.44
    Class B-2 additional Principal Distribution paid                                                          11.07
                                                                                                     --------------
    Class B-2 Note Principal Balance after distribution on Payment Date                                3,872,833.37

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                542.58
    Adjusted Principal Distribution Sharing Ratio                                                              2.041%
                                                                                                     --------------
    Additional Principal Distribution to Class B-3                                                            11.07

    Class B-3 Note Principal Balance after payment above                                               3,872,844.44
    Class B-3 additional Principal Distribution paid                                                          11.07
                                                                                                     --------------
    Class B-3 Note Principal Balance after distribution on Payment Date                                3,872,833.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 1998


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                      199,062,627.55
     ADCPB, end of Collection Period                                                            194,182,704.11
                                                                                                --------------
     Base Principal Amount                                                                        4,879,923.44

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                              2,945,866.54
     Servicing Advances collected during the current Collection Period                            2,387,424.27
                                                                                                  ------------
     Unreimbursed Servicing Advances as of current Determination Date                               558,442.27

CALCULATION OF INTEREST DUE

                     BEGINNING                             CURRENT                             TOTAL
                     PRINCIPAL            INTEREST        INTEREST           OVERDUE         INTEREST
       CLASS          BALANCE               RATE             DUE             INTEREST           DUE
     ---------    --------------          --------       -----------         --------       ------------
     Class A-1      7,396,373.81          5.7325%         36,510.86              -            36,510.86
     Class A-2     85,479,000.00          6.3500%        452,326.38              -           452,326.38
     Class A-3     51,527,000.00          6.3500%        272,663.71              -           272,663.71
     Class A-4     38,238,000.00          6.3500%        202,342.75              -           202,342.75
     Class B-1      3,970,442.91          6.8850%         22,780.42              -            22,780.42
     Class B-2      3,970,442.91          6.4500%         21,341.13              -            21,341.13
     Class B-3      3,970,442.91          7.0000%         23,160.92              -            23,160.92
                  --------------                      ------------         --------       ------------
                  194,551,702.55          6.3600%      1,031,126.16              -         1,031,126.16

CALCULATION OF PRINCIPAL DUE

                        BASE              BASE                                TOTAL
                      PRINCIPAL         PRINCIPAL          OVERDUE          PRINCIPAL
        CLASS        AMOUNT PCT.         AMOUNT           PRINCIPAL            DUE
     ---------       -----------      ------------        ---------       ------------
     Class A               92.0%      4,489,529.56              -         4,489,529.56
     Class B-1              2.0%         97,598.47              -            97,598.47
     Class B-2              2.0%         97,598.47              -            97,598.47
     Class B-3              2.0%         97,598.47              -            97,598.47
                                      ------------         --------       ------------
                                      4,782,324.97              -         4,782,324.97

CALCULATION OF SERVICER FEE

     ADCPB as of the prior Calculation Date                                                     199,062,627.55
     Servicer Fee Rate                                                                                   0.500%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Servicer Fee due current period                                                                 82,942.76
     Prior Servicer Fee arrearage                                                                          -
                                                                                                --------------
     Servicer Fee due                                                                                82,942.76

CALCULATION OF BACK-UP SERVICER FEE
     ADCPB as of the prior Calculation Date                                                     199,062,627.55
     Back-up Servicer Fee Rate                                                                           0.020%
     One-twelfth                                                                                          1/12
                                                                                                --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 1998


     Back-up Servicer Fee due Current Period                                                          3,317.71
     less overpayment from prior period                                                                    -
     Prior Back-up Servicer Fee Arrearage                                                                  -
                                                                                                --------------
     Back-up Servicer Fee due                                                                         3,317.71

CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period                 182,640,373.81
     Premium Rate                                                                                        0.140%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Premium Amount due Current Period                                                               21,308.04
     Prior Premium Amount arrearage                                                                        -
                                                                                                --------------
     Total Premium Amount due                                                                        21,308.04

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                           291.67
     Prior Indenture Trustee Fee arrearage                                                                 -
                                                                                                --------------
     Total Indenture Trustee Fee due                                                                    291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)              3,970,442.91
     Letter of Credit Bank Fee Rate                                                                       0.55%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Letter of Credit Bank Fee due Current Period                                                     1,819.79
     Letter of Credit Bank Fee arrearage                                                                   -
                                                                                                --------------
     Total Letter of Credit Bank Fee arrearage due                                                    1,819.79

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due current period                                              -
     Prior Letter of Credit Reimbursement Amount arrearage                                                 -
                                                                                                --------------
     Total Letter of Credit Reimbursement Amount due                                                       -

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                        -
     Prior Indenture Trustee Expenses arrearage                                                            -
                                                                                                --------------
     Total Indenture Trustee Expenses due                                                                  -

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due current period                                   -
     Prior Additional Letter of Credit Reimbursement Amount arrearage                                      -
                                                                                                --------------
     Total Additional Letter of Credit Reimbursement Amount due                                            -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                 -
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                -
                                                                                                --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                            -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 1998

FLOOR CALCULATION
     Initial ADCPB                                                                              226,351,292.85
     Floor percent                                                                                        2.00%
                                                                                                --------------
     Floor                                                                                        4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                                 194,182,704.11

     Aggregate Note Balances prior to any payment on current Payment Date                       194,551,702.55
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                                      4,489,529.56
     Class B-1                                                                                       97,598.47
     Class B-2                                                                                       97,598.47
     Class B-3                                                                                       97,598.47
                                                                                                --------------
     Total Base Principal Amount distributions on current payment date                            4,782,324.97
                                                                                                --------------
     Aggregate Note Balance after payment of Base Principal Amount                              189,769,377.58
                                                                                                --------------
     Excess of ADCPB over Ending Note Balances                                                    4,413,326.53

     Difference between excess and floor                                                            113,699.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 1998





RESTRICTING EVENT DETERMINATION:
                                                                     Yes/No
                                                                     ------
  A) Event of Servicer Termination (Yes/No)                            No
  B) Note Insurer has Made a Payment (Yes/No)                          No
  C) Gross Charge Off Event has Occurred (Yes/No)                      No
  D) Delinquency Trigger Event has Occurred (Yes/No)                   No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                     Yes/No
                                                                     ------
  A) Failure to distribute to the Noteholders all or part              No
     of any payment of Interest required to be made under
     the terms of such Notes or the Indenture when due; and,
  B) Failure to distribute to the Noteholders (x) on any               No
     Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposition the Collection Account of (y) on the

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

   Section                                           Event                                                             Yes/No
  ---------         --------------------------------------------------------------------------------------             ------
  6.01(i)           Failure to make payment required                                                                     No
  6.01(ii)          Failure to submit Monthly Statement                                                                  No
  6.01(iii)         Failure to Observe Covenants in Servicing Agreement                                                  No
  6.01(iv)          Servicer consents to appointment of custodian, receiver, etc.                                        No
  6.01(v)           Servicer files a voluntary petition for bankruptcy                                                   No
  6.01(vi)          Order of judgement in excess of $500,000                                                             No
  6.01(vii)         Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed                No
  6.01(viii)        Assignment by Servicer to a delegate its rights under Servicing Agreement                            No
  6.01(ix)          Servicer Trigger Event as contained in the Insurance Agreement has occurred.                         No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED APRIL 1, 1998




Gross Charge Event Calculation:
                                                                       Result
                                                                       ------
    Gross Charge Off Ratio Current Period                               1.65%
    Gross Charge Off Ratio Prior Period                                 0.34%
    Gross Charge Off Ratio Second Prior Period                          0.55%
                                                                        -----
    Average of Gross Charge Off Ratio for Three Periods                 0.84%


    Gross Charge Off Ratio:


                           ADCPB OF                                                          GROSS CHARGE OFF RATIO
                        ALL DEFAULTED         LESS                                                 CHARGE OFFS/
                          CONTRACTS       RECOVERIES        CHARGE OFFS         ADCPB                 ADCPB
                        -------------     ----------        -----------    --------------    ----------------------
    Current Period         791,893.43     525,525.68         266,367.75    194,182,704.11                     1.65%
    Prior Period           305,104.75     249,119.84          55,984.91    199,062,627.55                     0.34%
    Second Prior Period    300,270.09     207,479.65          92,790.44    203,807,196.69                     0.55%


Delinquency Event Calculation:

                                                                                             RESULTS
                                                                                             -------
    Delinquency Trigger Ratio Current Period                                                   3.21%
    Delinquency Trigger Ratio Prior Period                                                     3.86%
    Delinquency Trigger Ratio Second Prior Period                                              3.23%
                                                                                             -------
    Average of Delinquency Trigger Ratios                                                      3.43%

Delinquency Trigger Ratio:

                               A                   B                    A/B
                            ADCPB OF          ADCPB OF
                       CONTRACT > 30 DAYS   ALL CONTRACTS      DELINQUENCY TRIGGER
                            PAST DUE       AS OF MONTH-END             RATIO:
                       ----------------    ----------------    -------------------
    Current Period         6,237,046.04      194,211,690.36                  3.21%
    Prior Period           7,687,003.40      199,062,627.56                  3.86%
    Second Prior Period    6,584,138.20      203,807,196.69                  3.23%



                                     Page 1